Exhibit 10.110

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF THE DATE HEREOF AMONG ECLIPSE BUSINESS CAPITAL LLC (“SENIOR AGENT”), ISAAC CAPITAL GROUP LLC AND FLOORING AFFILIATED HOLDINGS, LLC (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”). EACH HOLDER OR TRANSFEREE OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), or the securities laws of any state or any other jurisdiction, AND MAY NOT BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED, OR OTHERWISE TRANSFERRED UNLESS (a) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND THE APPLICABLE securities laws of any state or other jurisdiction COVERING ANY SUCH TRANSACTION OR (b) SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

PROMISSORY NOTE

USD $5,000,000 Issuance Date: January 18, 2023

For value received, Flooring Affiliated Holdings, LLC, a Delaware limited liability company (the “Payor”), promises unconditionally to pay Isaac Capital Group LLC, a Delaware limited liability company (together with its successors, the “Payee”), the principal amount of USD $5,000,000 (the “Original Principal Balance”). Attached hereto as Exhibit A is a schedule on which notations may be made from time to time indicating the amounts repaid on this Note. The Payee shall record on such schedule amounts repaid on this Note, the dates of such repayments and the resulting outstanding principal balance of this Note. Any such record, absent manifest error, shall constitute prima facie evidence of the accuracy of the information so recorded. The failure of the Payee to make a notation on the schedule attached hereto or to separately record such information or the making of an incorrect notation by the Payee shall not affect the obligations of the Payor hereunder.

As used herein, “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

Subject to the Subordination Agreement, the Payor promises to pay interest on the outstanding balance of this Note, compounded monthly, from the date hereof until the outstanding principal amount is paid in full at the lesser of (i) a rate per annum equal to twelve percent (12%) (the “Base Interest Rate”) or (ii) the maximum nonusurious interest rate (the “Maximum Lawful Rate”), if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged, or received on the indebtedness evidenced by this Note under the laws which are presently in effect of the United States of America and any applicable political subdivision thereof applicable to such holder and such indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America and any applicable political subdivision thereof which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow. Interest shall be computed on the basis of the actual number

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of days elapsed (including the first day but excluding the last day) in the period during which interest accrues and a year of 360 days. All accrued and unpaid interest on this Note shall be payable (i) on the last Business Day of each calendar month and (ii) on the Maturity Date (as defined below); provided that accrued and unpaid interest may be prepaid at the request of the Payor and with consent of the Payee at any time without premium or penalty. Notwithstanding the foregoing, for so long as any Event of Default (as defined below) exists under this Note, regardless of whether or not there has been an acceleration of the indebtedness evidenced by this Note, and at all times after the maturity of the indebtedness evidenced by this Note (whether by acceleration or otherwise), and in addition to all other rights and remedies of the Payee hereunder, interest shall accrue on the outstanding balance of this Note, compounded annually, at a rate (the “Default Rate”) equal to the lesser of (i) an interest rate equal to the sum of two percent (2.00%) and the Base Interest Rate per annum or (ii) the Maximum Lawful Rate, if any, and such accrued interest shall be immediately due and payable. The Payor acknowledges that it would be extremely difficult or impracticable to determine the Payee’s actual damages resulting from any late payment or Event of Default, and such late charges and accrued interest are reasonable estimates of those damages and do not constitute a penalty.

Subject to the Subordination Agreement, the entire remaining outstanding principal amount of this Note and all accrued but unpaid interest thereon shall be due and payable on January [__], 2028 (the “Maturity Date”). All payments of principal, interest, and all other obligations in respect of this Note shall be made to the Payee no later than 1:00 P.M. (New York time) on the date due in United States dollars in immediately available funds by depositing such funds to the Payee’s account notified to the Payor for this purpose.

In consideration of the financial accommodations by the Payee to the Payor set forth herein, the Payor agrees to pay to the Payee on the Issuance Date a closing fee in an amount equal to $100,000 (two percent of the principal amount) (the “Closing Fee”), which such Closing Fee shall be fully earned, due and payable on the Issuance Date.

Subject to the Subordination Agreement, this Note may be prepaid at the request of the Payor with the consent of Payee at any time without premium or penalty.

All payments on this Note shall be applied in the following order of priority: (i) the payment or reimbursement of any expenses, costs or obligations (other than the outstanding principal balance hereof and interest hereon) for which either the Payor shall be obligated or the Payee shall be entitled pursuant to the provisions of this Note; (ii) the payment of accrued but unpaid interest hereon; and (iii) the payment of all or any portion of the principal balance hereof then outstanding hereunder, in the direct order of maturity. If an Event of Default exists under this Note, then the Payee may, at the sole option of the Payee, apply any such payments, at any time and from time to time, to any of the items specified in clauses (i), (ii) or (iii) above without regard to the order of priority otherwise specified in this paragraph and any application to the outstanding principal balance hereof may be made.

In the event an Event of Default shall occur, subject to the Subordination Agreement, the holder of this Note may (i) accelerate the maturity of this Note, (ii) offset against this Note any sum or sums owed by the holder hereof to Payor, or (iii) proceed to protect and enforce its rights either by suit in equity and/or by action at law, or by other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power or right granted by this Note or to enforce any other legal or equitable right of the holder of this Note. The term “Event of Default” shall mean: (a) a failure by Payor to pay when due any principal or interest payable under this Note; (b) Payor shall generally fail to pay its debts as such debts become due, shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of its creditors; or (c) any proceeding

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shall be instituted by or against Payor seeking to adjudicate Payor bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of Payor or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for Payor or for any substantial part of Payor’s property and, in the case of any such proceeding instituted against Payor (but not instituted by Payor), either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against Payor or the appointment of a receiver or trustee or other similar official for Payor or for any substantial part of Payor’s property) shall occur.

The Payor promises to pay all costs and expenses, including reasonable attorneys’ fees and disbursements, incurred by the Payee in connection with the enforcement of its rights and remedies under this Note.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser, or otherwise, hereby waive presentment, demand, protest, and all other notices of any kind.

No failure or delay on the part of the Payee to exercise any power or right hereunder shall operate as a waiver of such power or right nor shall any single or partial exercise of any power or right hereunder preclude any other or further exercise thereof or the exercise of any other power or right hereunder.

The Payor hereby represents and warrants to the Payee, as of the date hereof, as follows:

(a) the Payor is a legal entity duly organized and validly existing under the laws of its jurisdiction of organization or incorporation;

(b) the Payor has full legal right, power and authority to execute and deliver this Note and to perform and observe the terms and conditions hereof;

(c) this Note has been duly and validly authorized, executed, and delivered by the Payor and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, and similar laws affecting creditors’ rights generally; and

(d) the Payor’s execution, delivery and performance of the terms of this Note and its payment of all amounts due on the date(s) and in the currency provided for herein (i) do not violate or contravene any provision of law or other governmental directive, whether or not having the force of law, which is applicable to it; (ii) do not conflict with its charter or other constitutional documents; and (iii) do not result in or constitute a default or an event that would constitute a default with the giving of notice or the passing of time, or both, under any agreement or instrument by which it may be bound or to which any of its assets may be subject.

The Payee’s right to payment under this Note shall be subordinated to Senior Agent in the manner and to the extent set forth in the Subordination Agreement.

Guaranty.

(a)
For value received, Live Ventures Incorporated, a Nevada corporation (“Guarantor”), hereby absolutely and unconditionally guarantees to the Payee, and shall become surety for, the punctual payment when due of all obligations of Payor under this Note (the “Guaranteed Obligations”), as and

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when the same shall become due and payable. Guarantor’s liability hereunder is a primary and not a secondary liability. This is a guaranty of payment and not of collection, and Guarantor will pay the Guaranteed Obligations promptly upon demand, without recourse first being had against Payor or any other person, firm or entity. This Guaranty (i) is a continuing, irrevocable guaranty by Guarantor, (ii) shall remain in full force and effect until satisfaction in full of all of the Guaranteed Obligations, whether by payment, set-off or otherwise, (iii) shall be binding upon Guarantor and its successors and (iii) shall inure to the benefit of and be enforceable by the Payee and their permitted assigns. Guarantor hereby consents and agrees that the following actions may be undertaken from time to time without notice to Guarantor: (i) the Purchase Agreement, this Note and any related agreements may be amended in accordance with their terms to increase or decrease the obligations of the Payee or Payor hereunder; and (ii) the Payee and Payor may compromise or settle any unperformed Guaranteed Obligations or any other obligation or amount due or owing, or claimed to be due or owing, under the Purchase Agreement, this Note and/or any related agreements.

(b)
Guarantor’s obligations hereunder are independent of the obligations of Payor. Guarantor agrees that it is hereby providing a present and continuing guaranty of payment and not of collection and that its obligations hereunder shall be unconditional, irrespective of (i) the validity or enforceability of the Guaranteed Obligations or any part thereof, (ii) the waiver or consent by the Payee with respect to any provision of this Note (other than such waivers, consents, amendments, modifications or other changes, in each case, in writing, that by their terms waive or modify obligations of the Guarantor), or any amendment, modification or other change with respect to this Note, (iii) any merger or consolidation of the Guarantor or any other guarantor of all or part of the Guaranteed Obligations into or with any Person or any change in the ownership of the equity of the Guarantor or any other guarantor of all or part of the Guaranteed Obligations, (iv) any dissolution of the Guarantor or any other guarantor of all or part of the Guaranteed Obligations or any insolvency, bankruptcy, liquidation, reorganization or similar proceedings with respect to the Guarantor or any other guarantor of all or part of the Guaranteed Obligations, (v) any action or inaction on the part of the Payee, including, without limitation, the absence of any attempt to collect the Guaranteed Obligations from Payor, the Guarantor or any other guarantor of all or part of the Guaranteed Obligations or other action to enforce the same, or (vi) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor or any other guarantor of all or part of the Guaranteed Obligations, in each case, other than the payment or satisfaction in full of the Guaranteed Obligations. Guarantor agrees that payment of any of the Guaranteed Obligations or other acts which toll any statute of limitations applicable to the Guaranteed Obligations or the Purchase Agreement, this Note or any related agreements shall also toll the statute of limitations applicable to Guarantor’s liability under this Section 14.

(c)
Guarantor hereby waives any circumstance which might constitute a legal or equitable discharge of a surety or guarantor, including but not limited to: (i) the defenses of promptness, diligence, presentment, demand for payment, protest, notice of dishonor, notice of default, notice of acceptance, notice of intent to accelerate, notice of acceleration, and notice of the incurring of the Guaranteed Obligations created under or pursuant to the Purchase Agreement, this Note and any related agreements; (ii) defenses associated with all other notices whatsoever, except as otherwise provided herein; (iii) any right to require that any action or proceeding be brought against Payor or any other person, or to require that any Payee seek enforcement of any performance against Payor or any other person, prior to any action against Guarantor under the terms hereof; (iv) any right to require any Payee to (A) proceed against or exhaust any insurance or security held from Payor or any other party, or (B) pursue any other remedy available to such Payee; (v) the invalidity of the Purchase Agreement, this Note and any related agreements or the obligations of Payor thereunder or of any other guaranty or any security document given with respect to the Purchase Agreement, this Note and any related agreements; (vi) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that or the

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principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (vii) any counterclaim, set-off or other claim which Payor or any other guarantor has or alleges to have with respect to all or any part of the obligations guaranteed by Guarantor; and (viii) any other circumstance whatsoever, whether similar or dissimilar to any of the foregoing, that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (excluding the defense of payment or performance), and any future judicial decisions or legislation or of any comparable provisions of the laws of any other jurisdiction.

(d)
Guarantor additionally represents and warrants to Payee as follows: (i) Guarantor has the requisite power and authority to enter into this Guaranty and carry out its obligations hereunder, and the execution, delivery, and performance of this Guaranty have been duly and validly authorized and no other corporate proceedings on the part of Guarantor or its affiliates are necessary to authorize this Guaranty or the transactions contemplated hereby; (ii) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party is required for the due execution, delivery and performance by Guarantor of this Guaranty that has not already been obtained or the absence of which would materially and adversely affect Guarantor’s ability to meet its obligations under this Guaranty; (iii) this Guaranty, when executed, shall constitute a valid and binding agreement of Guarantor and is enforceable against Guarantor in accordance with the terms of this Guaranty, except as may be limited by bankruptcy or insolvency or by other laws affecting the rights of creditors generally or as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and (iv) As of the date hereof, the execution, delivery, and performance of this Guaranty does not and will not constitute an event which would permit any person or entity to terminate rights or accelerate the performance or maturity of any indebtedness or obligation of Guarantor, the effect of which would materially and adversely affect Guarantor’s ability to meet its obligations under this Guaranty.

(e)
No amendment of any provision of this Section 14 shall be effective unless it is in writing and signed by Guarantor, each Payee or any permitted assignee of such Payee’s rights hereunder, and no waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and signed by each Payee or any permitted assignee of such Payee’s rights hereunder. No waiver or consent shall be deemed to constitute a waiver or consent on any subsequent occasion.

(f)
Neither Guarantor nor the Payee may assign their rights or delegate its duties without the written consent of the other party.

This Note shall be governed by, and construed AND INTERPRETED in accordance with, the laws of the state of DELAWARE, UNITED STATES OF AMERICA, without giving effect to the principles thereof relating to the conflict of laws. The parties hereby irrevocably and unconditionally agree that any legal actions arising or in connection with this Note shall be instituted in a state or federal court sitting in THE STATE OF DELAWARE. THE PAYOR WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THE PAYOR AND THE PAYEE ARE INVOLVED DIRECTLY OR INDIRECTLY AND ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS NOTE OR THE RELATIONSHIP ESTABLISHED HEREUNDER, AND WHETHER ARISING OR ASSERTED BEFORE OR AFTER THE DATE OF THIS NOTE.

[Remainder of page intentionally left blank. Signature page follows.]

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IN WITNESS WHEREOF, the Payor has caused this Note to be executed and delivered as of the day and year first above written.

FLOORING AFFILIATED HOLDINGS, LLC

By:

Name: Eric Althofer

Title: President

GUARANTOR:

LIVE VENTURES INCORPORATED

By: __________________________________

Name: Eric Althofer

Title: President

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EXHIBIT A

Amounts repaid on the Note, the dates of such repayments and the resulting outstanding principal balance of the Note are recorded separately in the books and records of the Payee.

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